Exhibit 21.1

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
Apollo Capital Management IV, Inc.	Delaware
Apollo Advisors IV, L.P.	Delaware
Apollo Capital Management V, Inc.	Delaware
Apollo Advisors V, L.P.	Delaware
Apollo Principal Holdings I, L.P.	Delaware
Apollo Capital Management VI, LLC	Delaware
Apollo Advisors VI, L.P.	Delaware
APO Asset Co., LLC	Delaware
Apollo Principal Holdings I GP, LLC	Delaware
Apollo Principal Holdings III GP, Ltd.	Cayman Islands
Apollo Advisors V (EH), LLC	Anguilla
Apollo Advisors V (EH Cayman), L.P.	Cayman Islands
Apollo Principal Holdings III, L.P.	Cayman Islands
Apollo Advisors VI (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VI (EH), L.P.	Cayman Islands
AAA Guernsey Limited	Guernsey
Apollo Alternative Assets, L.P.	Cayman Islands
AAA MIP Limited	Guernsey
AAA Associates, L.P.	Guernsey
APO Corp.	Delaware
Apollo SVF Capital Management, LLC	Delaware
Apollo SVF Advisors, L.P.	Delaware
Apollo SVF Administration, LLC	Delaware
Apollo SOMA Capital Management, LLC	Delaware
Apollo SOMA Advisors, L.P.	Delaware
Apollo Principal Holdings II GP, LLC	Delaware
Apollo Asia Capital Management, LLC	Delaware
Apollo Asia Advisors, L.P.	Delaware
Apollo Asia Administration, LLC	Delaware
Apollo Value Capital Management, LLC	Delaware
Apollo Value Advisors, L.P.	Delaware
Apollo Value Administration, LLC	Delaware
Apollo Principal Holdings II, L.P.	Delaware
Apollo Principal Holdings IV, L.P.	Cayman Islands
Apollo EPF Capital Management, Limited	Cayman Islands
Apollo EPF Advisors, L.P.	Cayman Islands
Apollo EPF Administration, Limited	Cayman Islands
Apollo Management Holdings, L.P.	Delaware
Apollo Management, L.P.	Delaware
AIF III Management, LLC	Delaware
Apollo Management III, L.P.	Delaware
AIF V Management, LLC	Delaware
Apollo Management V, L.P.	Delaware

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
AIF VI Management, LLC	Delaware
Apollo Management VI, L.P.	Delaware
Apollo Management IV, L.P.	Delaware
Apollo International Management, L.P.	Delaware
Apollo Alternative Assets GP Limited	Cayman Islands
Apollo Management International LLP	UK
Apollo Management Advisors GmbH	Germany
AMI (Holdings), LLC	Delaware
AAA Holdings GP Limited	Guernsey
AAA Holdings, L.P.	Guernsey
Apollo International Management GP, LLC	Delaware
Apollo Capital Management GP, LLC	Delaware
AEM GP, LLC	Delaware
Apollo Europe Management, L.P.	Delaware
ACC Management, LLC	Delaware
Apollo Investment Management, L.P.	Delaware
Apollo SVF Management GP, LLC	Delaware
Apollo SVF Management, L.P.	Delaware
Apollo Value Management GP, LLC	Delaware
Apollo Value Management, L.P.	Delaware
Apollo Asia Management GP, LLC	Delaware
Apollo Asia Management, L.P.	Delaware
Apollo Management Singapore Pte Ltd	Singapore
Apollo EPF Management GP, LLC	Delaware
Apollo EPF Management, L.P.	Delaware
Apollo Capital Management, L.P.	Delaware
Apollo Principal Holdings IV GP, Ltd.	Cayman Islands
Apollo Management Holdings GP, LLC	Delaware
Apollo Management VII, L.P.	Delaware
AIF VII Management, LLC	Delaware
Apollo Advisors VII, L.P.	Delaware
Apollo Capital Management VII, LLC	Delaware
Apollo Credit Liquidity Management, L.P.	Delaware
Apollo Credit Liquidity Management GP, LLC	Delaware
Apollo Credit Liquidity Capital Management, LLC	Delaware
Apollo Credit Liquidity Investor, LLC	Delaware
Apollo Credit Liquidity Advisors, L.P.	Delaware
Apollo Investment Consulting LLC	Delaware
Apollo Life Asset Ltd	Cayman Islands
Apollo Management GP, LLC	Delaware
AP Transport	Delaware
AP Alternative Assets, L.P.	Guernsey
Apollo Management (UK), L.L.C.	Delaware
Apollo Investment Administration, LLC	Maryland

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
A/A Capital Management, LLC	Delaware
A/A Investor I, LLC	Delaware
Apollo/Artus Management, LLC	Delaware
Apollo Fund Administration VII, LLC	Delaware
Apollo Management (UK) VI, LLC	Delaware
Apollo COF Investor, LLC	Delaware
Apollo Credit Opportunity Management, LLC	Delaware
Apollo Co-Investors VII (D), L.P.	Delaware
Apollo EPF Co-Investors (B), L.P.	Cayman Islands
Apollo Management (AOP) VII, LLC	Delaware
Apollo Co-Investors Manager, LLC	Delaware
Apollo Commodities Management GP, LLC	Delaware
Apollo Commodities Management, L.P.	Delaware
Apollo Commodities Partners Fund Administration, LLC	Delaware
Apollo Fund Administration IV, L.L.C.	Delaware
Apollo Fund Administration V, L.L.C.	Delaware
Apollo Fund Administration VI, LLC	Delaware
VC GP, LLC	Delaware
Apollo Management (Germany) VI, LLC	Delaware
Apollo Advisors VII (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VII (EH), L.P.	Cayman Islands
Apollo Co-Investors VII (EH-D), LP	Anguilla
Apollo Verwaltungs V GmbH	Germany
Apollo AIE II Co-Investors (B), L.P.	Cayman Islands
Apollo Credit Co-Invest II GP, LLC	Delaware
Apollo Europe Advisors, L.P.	Cayman Islands
Apollo Europe Capital Management, Ltd	Cayman Islands
LeverageSource Management, LLC	Delaware
AMI (Luxembourg) S.a.r.l.	Luxembourg
Apollo Principal Holdings V, L.P.	Delaware
Apollo Principal Holdings VI, L.P.	Delaware
Apollo Principal Holdings VII, L.P.	Cayman Islands
Apollo Principal Holdings V GP, LLC	Delaware
Apollo Principal Holdings VI GP, LLC	Delaware
ACC Advisors D, LLC	Delaware
Apollo Principal Holdings VII GP, Ltd.	Cayman Islands
ACC Advisors C, LLC	Delaware
APO (FC), LLC	Anguilla
ACC Advisors A/B, LLC	Delaware
Apollo Master Fund Feeder Management, LLC	Delaware
Apollo Palmetto Management, LLC	Delaware
Apollo Master Fund Feeder Advisors, L.P.	Delaware
Apollo Palmetto Advisors, L.P.	Delaware
Apollo Master Fund Administration, LLC	Delaware

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
Apollo Global Real Estate Management GP, LLC	Delaware
Apollo Global Real Estate Management, L.P.	Delaware
Apollo Advisors VI (APO FC-GP), LLC	Anguilla
Apollo Advisors VII (APO FC-GP), LLC	Anguilla
Apollo Advisors VI (APO DC-GP), LLC	Delaware
Apollo Advisors VII (APO DC-GP), LLC	Delaware
Apollo Anguilla B LLC	Anguilla
Apollo Advisors VI (APO DC), L.P.	Delaware
Apollo Advisors VII (APO DC), L.P.	Delaware
Apollo Advisors VI (APO FC), L.P.	Cayman Islands
Apollo Advisors VII (APO FC), L.P.	Cayman Islands
VC GP C, LLC	Delaware
APH I (SUB I), Ltd	Cayman Islands
APH III (SUB I), Ltd	Cayman Islands
Apollo Strategic Advisors, L.P.	Cayman Islands
Apollo SOMA II Advisors, L.P.	Cayman Islands
Apollo Strategic Management GP, LLC	Delaware
Apollo Strategic Management, L.P.	Delaware
Apollo Strategic Capital Management, LLC	Delaware
Ohio Haverly Finance Company GP, LLC	Delaware
Ohio Haverly Finance Company, L.P.	Delaware
AGM India Advisors Private Limited	India
Apollo Principal Holdings VIII GP, Ltd.	Cayman Islands
Apollo Principal Holdings VIII, L.P.	Cayman Islands
Apollo Principal Holdings IX GP, Ltd.	Cayman Islands
Apollo Principal Holdings IX, L.P.	Cayman Islands
Blue Bird GP, Ltd.	Cayman Islands
Green Bird GP, Ltd.	Cayman Islands
Red Bird GP, Ltd.	Cayman Islands
August Global Management, LLC	Florida
ACREFI Management, LLC	Delaware
New York Haverly Finance Company GP, LLC	Delaware
Apollo COF I Capital Management, LLC	Delaware
Apollo Credit Opportunity Advisors I, L.P.	Delaware
Apollo COF II Capital Management, LLC	Delaware
Apollo Credit Opportunity Advisors II, L.P.	Delaware
Apollo Co-Investors VI (D), L.P.	Delaware
Apollo Co-Investors VI (DC-D), L.P.	Delaware
Apollo Co-Investors VI (EH-D), LP	Anguilla
Apollo Co-Investors VI (FC-D), LP	Anguilla
Athene Asset Management, LLC	Delaware
Apollo Credit Opportunity CM Executive Carry I, L.P.	Delaware
Apollo Credit Opportunity CM Executive Carry II, L.P.	Delaware
Apollo Credit Liquidity CM Executive Carry, L.P.	Delaware

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
Apollo Laminates Agent, LLC	Delaware
Apollo Management Asia Pacific Limited	Hong Kong
Apollo ALS Holdings II GP, LLC	Delaware
Apollo Resolution Servicing GP, LLC	Delaware
Apollo Resolution Servicing, L.P.	Delaware
AGRE CMBS Management LLC	Delaware
AGRE CMBS GP LLC	Delaware
Apollo Co-Investors VII (FC-D), L.P.	Anguilla
Apollo Co-Investors VII (DC-D), L.P.	Delaware
Apollo Credit Management (CLO), LLC	Delaware
Apollo Global Securities, LLC	Delaware
Apollo Advisors (Mauritius) Ltd.	Mauritius
AAA Life Re Carry, L.P.	Cayman Islands
AGRE Asia Pacific Management, LLC	Delaware
AGRE NA Management, LLC	Delaware
AGRE Europe Management, LLC	Delaware
AGRE - DCB, LLC	Delaware
Apollo Parallel Partners Administration, LLC	Delaware
Apollo Credit Capital Management, LLC	Delaware
Apollo Credit Advisors I, LLC	Delaware
Apollo Credit Management (Senior Loans), LLC	Delaware
Apollo Asian Infrastructure Management, LLC	Delaware
Apollo CKE GP, LLC	Delaware
ALM Loan Funding 2010-1, LLC	Delaware
AGRE NA Legacy Management, LLC	Delaware
AGRE Europe Legacy Management, LLC	Delaware
AGRE Asia Pacific Legacy Management, LLC	Delaware
AGRE GP Holdings, LLC	Delaware
Apollo Gaucho GenPar, Ltd	Cayman Islands
Apollo Credit Advisors II, LLC	Delaware
AP TSL Funding, LLC	Delaware
AGRE - E Legacy Management, LLC	Delaware
Financial Credit I Capital Management, LLC	Delaware
Financial Credit Investment I Manager, LLC	Delaware
AGRE CMBS GP II LLC	Delaware
AGRE CMBS Management II LLC	Delaware
Financial Credit Investment Advisors I, L.P.	Cayman Islands
APH HFA Holdings, L.P.	Cayman Islands
APH HFA Holdings GP, Ltd	Cayman Islands
AGRE - E2 Legacy Management, LLC	Delaware
AP AOP VII Transfer Holdco, LLC	Delaware
ALM Loan Funding 2010-3, Ltd.	Cayman Islands
Apollo Credit Management, LLC	Delaware
Apollo Capital Credit Management, LLC	Delaware

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
Apollo India Credit Opportunity Management, LLC	Delaware
AGRE U.S. Real Estate Advisors, L.P.	Delaware
AGRE U.S. Real Estate Advisors GP, LLC	Delaware
Apollo AGRE USREF Co-Investors (B), LLC	Delaware
CPI Capital Partners Asia Pacific GP Ltd.	Cayman Islands
CPI Asia G-Fdr General Partner GmbH	Germany
CPI Capital Partners Asia Pacific MLP II Ltd.	Cayman Islands
CPI Capital Partners Europe GP Ltd.	Cayman Islands
CPI European Fund GP LLC	Delaware
CPI European Carried Interest, L.P.	Delaware
CPI CCP EU-T Scots GP Ltd.	Scotland
CPI NA GP LLC	Delaware
CPI NA Fund GP LP	Delaware
CPI NA Cayman Fund GP, L.P.	Cayman Islands
CPI NA WT Fund GP LP	Delaware
Apollo Administration GP Ltd.	Cayman Islands
Apollo Achilles Co-Invest GP, LLC	Anguilla
Apollo Palmetto HFA Advisors, L.P.	Delaware
Apollo Credit Co-Invest II, L.P.	Delaware
ARM Manager, LLC	Delaware
Stanhope Life Advisors, L.P.	Cayman Islands
AION Capital Management Limited	Mauritius
Greenhouse Holdings, Ltd.	Cayman Islands
Apollo ALST GenPar, Ltd.	Cayman Islands
Apollo Palmetto Athene Advisors, L.P.	Delaware
Apollo ANRP Co-Investors (D), L.P.	Delaware
Apollo Co-Investors VII (NR DC-D), L.P.	Delaware
Apollo Co-Investors VII (NR D), L.P.	Delaware
Apollo Co-Investors VII (NR FC-D), LP	Anguilla
Apollo Co-Investors (NR EH-D), LP	Anguilla
ALM IV, Ltd.	Cayman Islands
APH Holdings, L.P.	Cayman Islands
APH Holdings (DC), L.P.	Cayman Islands
APH Holdings (FC), L.P.	Cayman Islands
Apollo Longevity, LLC	Delaware
Apollo ANRP Capital Management, LLC	Delaware
Apollo ANRP Advisors, L.P.	Delaware
Apollo ALST Voteco, LLC	Delaware
AGRE CRE Debt Manager, LLC	Delaware
Apollo GSS GP Limited	Channel Islands
Apollo ANRP Advisors (IH-GP), LLC	Anguilla
Apollo ANRP Advisors (IH), L.P.	Cayman Islands
Apollo ANRP Co-Investors (IH-D), LP	Anguilla
AGRE Debt Fund I GP, Ltd.	Cayman Islands

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
Apollo APC Capital Management, LLC	Anguilla
Apollo APC Advisors, L.P.	Cayman Islands
Apollo European Senior Debt Advisors, LLC	Delaware
Apollo European Strategic Advisors, LLC	Delaware
Apollo European Strategic Advisors, L.P.	Cayman Islands
Apollo European Strategic Management, LLC	Delaware
Apollo European Strategic Management, L.P.	Delaware
Apollo Credit Management (European Senior Debt), LLC	Delaware
Apollo European Senior Debt Management, LLC	Delaware
Apollo Credit Advisors III, LLC	Delaware
Apollo EPF Advisors II, L.P.	Cayman Islands
Apollo EPF Management II GP, LLC	Delaware
Apollo EPF Management II, L.P.	Delaware
Apollo VII TXU Administration, LLC	Delaware
Apollo APC Management, L.P.	Delaware
Apollo APC Management GP, LLC	Delaware
Apollo EPF Co-Investors II (D), L.P.	Cayman Islands
Apollo Executive Carry VII (NR), L.P.	Delaware
Apollo Executive Carry VII (NR APO DC), L.P.	Cayman Islands
Apollo Executive Carry VII (NR APO FC), L.P.	Delaware
Apollo Executive Carry VII (NR EH), L.P.	Cayman Islands
Apollo European Credit Advisors, L.P.	Cayman Islands
Apollo European Credit Advisors, LLC	Delaware
Apollo European Credit Management, L.P.	Delaware
Apollo European Credit Management, LLC	Delaware
GSAM Apollo Holdings, LLC	Delaware
Gulf Stream - Compass CLO 2007, Ltd.	Cayman Islands
Gulf Stream - Compass CLO 2005-II, Ltd.	Cayman Islands
Gulf Stream - Sextant CLO 2007-I, Ltd.	Cayman Islands
Gulf Stream - Sextant CLO 2006-I, Ltd.	Cayman Islands
Gulf Stream - Rashinban CLO 2006-I, Ltd.	Cayman Islands
Neptune Finance CCS, Ltd.	Cayman Islands
Apollo Senior Loan Fund Co-Investors (D), L.P.	Delaware
Apollo European Strategic Co-Investors, LLC	Delaware
ST Holdings GP, LLC	Delaware
ST Management Holdings, LLC	Delaware
Apollo Credit Senior Loan Fund, L.P.	Delaware
Apollo Athlon GenPar, Ltd.	Cayman Islands
Apollo SPN Capital Management, LLC	Anguilla
Apollo SPN Advisors, L.P.	Cayman Islands
Apollo SPN Management, LLC	Delaware
Apollo SPN Co-Investors (D), L.P.	Anguilla
Apollo SPN Capital Management (APO FC-GP), LLC	Anguilla
Apollo SPN Advisors (APO FC), L.P.	Cayman Islands

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
Apollo SPN Co-Investors (FC-D), L.P.	Anguilla
Apollo SPN Capital Management (APO DC-GP), LLC	Anguilla
Apollo SPN Advisors (APO DC), L.P.	Cayman Islands
Apollo SPN Co-Investors (DC-D), L.P.	Anguilla
Apollo AGRE Prime Co-Investors (D), LLC	Anguilla
Apollo European Credit Co-Investors, LLC	Delaware
Gulf Stream Asset Management, LLC	North Carolina
Apollo Centre Street Management, LLC	Delaware
Apollo Centre Street Advisors (APO DC-GP), LLC	Delaware
Apollo Centre Street Advisors (APO DC), LLC	Delaware
Apollo Centre Street Co-Investors (DC-D), L.P.	Delaware
Apollo ANRP Advisors (APO FC), L.P.	Cayman Islands
Apollo ANRP Advisors (APO FC-GP), LLC	Anguilla
Apollo ANRP Co-Investors (FC-D), L.P.	Anguilla
Apollo ANRP Advisors (APO DC), L.P.	Delaware
Apollo ANRP Advisors (APO DC-GP), LLC	Delaware
Apollo ANRP Fund Administration, LLC	Delaware
Stone Tower Capital LLC	Delaware
Apollo ST Debt Advisors LLC	Delaware
Stone Tower Europe LLC	Ireland
Stone Tower Europe Limited	Ireland
Apollo ST Fund Management LLC	Delaware
Stone Tower Operating LP	Delaware
Stone Tower Loan Value Recovery Fund GP LLC	Delaware
Apollo ST Credit Partners GP LLC	Delaware
Apollo ST Credit Strategies GP LLC	Delaware
Stone Tower Credit Solutions GP LLC	Delaware
Stone Tower Offshore Ltd.	Cayman Islands
ANRP Talos GenPar, Ltd.	Cayman Islands
Apollo Talos GenPar, Ltd.	Cayman Islands
Stone Tower Structured Credit Recovery Partners GP, LLC	Delaware
Apollo ST Structured Credit Recovery Partners II GP LLC	Delaware
Apollo EPF II Capital Management, LLC	Marshall Islands
Apollo European Senior Debt Advisors II, LLC	Delaware
Apollo ST CLO Holdings GP, LLC	Delaware
2012 CMBS-I GP LLC (fka 2012 CMBS GP LLC)	Delaware
2012 CMBS-I Management LLC (fka 2012 CMBS Management LLC)	Delaware
2012 CMBS-II GP LLC	Delaware
2012 CMBS-II Management LLC	Delaware
2012 CMBS-III GP LLC	Delaware
2012 CMBS-III Management LLC	Delaware
Apollo Credit Fund LP (fka Stone Tower Credit Fund LP)	Delaware

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
Apollo Offshore Credit Fund Ltd. (fka Stone Tower	Cayman Islands
Offshore Credit Fund Ltd)
Apollo Credit Funding I Ltd. (fka Stone Tower Credit Funding I Ltd.)	Cayman Islands
AGRE U.S. Real Estate Advisors Cayman, Ltd.	Cayman Islands
Rampart CLO 2006-1 Ltd.	Cayman Islands
Rampart CLO 2007 Ltd.	Cayman Islands
Stone Tower CLO II Ltd.	Cayman Islands
Stone Tower CLO III Ltd.	Cayman Islands
Stone Tower CLO IV Ltd.	Cayman Islands
Stone Tower CLO V Ltd.	Cayman Islands
Stone Tower CLO VI Ltd.	Cayman Islands
Stone Tower CLO VII Ltd.	Cayman Islands
Granite Ventures II Ltd.	Cayman Islands
Granite Ventures III Ltd.	Cayman Islands
Cornerstone CLO Ltd.	Cayman Islands
Stone Tower Credit Solutions Fund LP	Delaware
EPE Acquisition Holdings, LLC	Delaware
ALM VI, Ltd	Delaware
Apollo AION Capital Partners	Cayman Islands
Apollo SK Strategic Management, LLC	Delaware
Apollo SK Strategic Co-Investors (FC-D), LLC	Marshall Islands
Apollo SK Strategic Advisors, L.P.	Cayman Islands
Apollo SK Strategic Advisors, LLC	Anguilla
AION Co-Investors (D) Ltd	Mauritius
EPF II Team Carry Plan, L.P.	Marshall Islands
Apollo Credit Management (Senior Loans) II, LLC	Delaware
AGRE Asia Pacific Real Estate Advisors GP, Ltd.	Cayman Islands
Apollo AGRE APREF Co-Investors (D), LP	Cayman Islands
AGRE Asia Pacific Real Estate Advisors, L.P.	Cayman Islands
Smart & Final Holdco LLC	Delaware
ALM VII, Ltd.	Cayman Islands
Apollo Credit Income Co-Investors (D) LLC	Delaware
Apollo Credit Income Advisors LLC	Delaware
Apollo Credit Income Management LLC	Delaware
Apollo BSL Management, LLC	Delaware
Apollo Credit Opportunity Management III LLC	Delaware
Apollo Credit Opportunity Advisors III, L.P.	Delaware
Apollo Credit Opportunity Advisors III GP LLC	Delaware
Apollo Credit Opportunity Co-Investors III (D) LLC	Delaware
AMH Holdings (Cayman), L.P.	Cayman Islands
AMH Holdings GP, Ltd.	Cayman Islands
AIF VIII Management, LLC	Delaware
Apollo Management VIII, L.P.	Delaware
Apollo Co-Investors VIII (D), L.P.	Delaware

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
Apollo Fund Administration VIII, LLC	Delaware
Apollo Capital Management VIII, LLC	Delaware
Apollo Advisors VIII, L.P.	Delaware
Apollo Palmetto Athene Management, LLC	Delaware
CAI Strategic European Real Estate Advisors GP, LLC	Marshall Islands
CAI Strategic European Real Estate Advisors, L.P.	Marshall Islands
Apollo ANRP Co-Investors (DC-D), L.P.	Delaware
ALM V, Ltd.	Cayman Islands
London Prime Apartments Guernsey Holdings Limited	Guernsey
London Prime Apartments Guernsey Limited	Guernsey
ANRP PG GenPar, Ltd.	Cayman Islands
Apollo PG GenPar, Ltd.	Cayman Islands
Apollo Management (AOP) VIII, LLC	Delaware